MUTUAL FUND SERIES TRUST

Catalyst/Exceed Defined Shield Fund
Class A: SHIEX Class C: SHINX Class I: SHIIX

May 2, 2018

The information in this Supplement amends certain information contained in the

Prospectus and Summary Prospectus for the Fund, dated March 30, 2018.

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The section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary – Performance” is replaced with the following:

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be lower than Class I shares because Class A and Class C shares have different expenses than Class I shares.  Performance information for Class C shares will be included after the share classes have been in operation for one complete calendar year. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Exceed Defined Shield Index Fund, a series of Forum Funds, (the “Predecessor Fund”) in a tax-free reorganization on September 1, 2017 (the “Reorganization”).  In connection with this Reorganization, shares of the Predecessor Fund’s Investor Shares and Institutional Shares were exchanged for Class A shares and Class I shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to September 1, 2017 reflects the historical performance of the Predecessor Fund shares, but assumes the Fund’s current sales load (5.75% for Class A shares) was in effect at the beginning of each period. Updated performance information will be available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 4.32% (quarter ended December 31, 2017), and the lowest return for a quarter was (0.51)% (quarter ended March 31, 2016).

Average Annual Total Returns
(for the periods ended December 31, 2017)

Class I	1 Year	Since inception (4/14/2015)
Return Before Taxes	14.09%	6.29%
Return After Taxes on Distributions	7.76%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	7.98%	3.76%
Class A
Return Before Taxes	7.36%*	3.73%*
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.71%
EXPROT Index (reflects no deduction for fees, expenses or taxes)	16.05%	8.37%

*Reflects the Fund’s current sales charge of 5.75%.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated March 30, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.